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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                           PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of SPARTA, Inc. (the "Company") for the period ended December 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert C. Sepucha, Chief Executive Officer of the Company, certify, in my capacity as an officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in the report.



March 11, 2004

/s/ Robert C. Sepucha
----------------------------
Robert C. Sepucha
Chief Executive Officer

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